                                                                 EXHIBIT m(2)(c)


                                 AMENDMENT NO. 2
                        TO THE THIRD AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                          AIM INTERNATIONAL FUNDS, INC.

                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

        The Third Amended and Restated Master Distribution Plan (the "Plan"), dated as of December 31, 2000, pursuant to Rule 12b-1 of AIM International Funds, Inc., a Maryland corporation, is hereby amended as follows:

        Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                           THIRD AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                          AIM INTERNATIONAL FUNDS, INC.

                               (DISTRIBUTION FEE)



                                                      MAXIMUM                  MAXIMUM              MAXIMUM
                                                    ASSET-BASED                SERVICE             AGGREGATE
           FUND                                     SALES CHARGE                 FEE               ANNUAL FEE
           ----                                     ------------                 ---               ----------
AIM Asia Pacific Growth Fund                            0.75%                   0.25%                 1.00%
(Class B Shares)

AIM European Growth Fund                                0.75%                   0.25%                 1.00%
(Class B Shares)

AIM Global Aggressive Growth Fund                       0.75%                   0.25%                 1.00%
(Class B Shares)

AIM Global Growth Fund                                  0.75%                   0.25%                 1.00%
(Class B Shares)

AIM International Growth Fund                           0.75%                   0.25%                 1.00%"
(Class B Shares)

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.


Dated:       June 23      , 2003
       -------------------


                                              AIM INTERNATIONAL FUNDS, INC.
                                              (on behalf of its Class B Shares)


Attest:   /s/ JOHN H. LIVELY                  By:  /s/ ROBERT H. GRAHAM
       -------------------------                 -------------------------------
         Assistant Secretary                           Robert H. Graham
                                                          President



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